                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               Form 8-K/A

                                CURRENT REPORT



    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)  MAY 31, 1996
                                                          -------------



                        United States Filter Corporation
                        --------------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                        1-10728                  33-0266015
- ----------------------------        -----------             ------------------
(State of other juris-             (Commission              (IRS Employer
 diction of incorporation          File Number)             Identification No.)



               40-004 Cook Street, Palm Desert, California 92211
               -------------------------------------------------
              (Address of principal executive offices)   zip code


       Registrant's telephone number, including area code  (619) 340-0098
                                                          ---------------

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

          (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

           Report of Independent Auditors;

           Consolidated Balance Sheet as of December 31, 1995 and 1994;

           Consolidated Statements of Operations for the years ended December 31, 1995, 1994 and 1993;

           Consolidated Statement of Stockholders' Equity (Deficit) for the years ended December 31, 1995, 1994 and 1993;

           Consolidated Statement of Cash Flows for the years ended December 31, 1995, 1994 and 1993; and

           Notes to Consolidated Financial Statements.

          (B) PRO FORMA FINANCIAL INFORMATION:

            Pro Forma combined balance sheet, statements of operations and notes thereto.

          (C) EXHIBITS

            1.0 Agreement and Plan of Merger, dated as of April 15, 1996, among
                United States Filter Corporation, U.S. Filter/Zimpro Acquisition Corp., Landegger Environmental Holdings, Inc., John Hancock Capital Growth Fund II Limited Partnership, John Hancock Capital Growth Fund III Limited Partnership, Carl C. Landegger, Trustee and Black Clawson Company (Previously Filed)

           23.0 Consent of Independent Accountants

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.



                               UNITED STATES FILTER CORPORATION



                               By: /s/ Kevin L. Spence
                                   -----------------------
                                   Kevin L. Spence
                                   Vice President

Date:  June 28, 1996

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                                 EXHIBIT INDEX


Exhibit No.           Description of Exhibit
- -----------           ----------------------
  23.0                Consent of Independent Accountants